                                                                    EXHIBIT 21.1


                 SUBSIDIARIES OF GREATE BAY CASINO CORPORATION


                                                                                           STATE
        NAME                                    ADDRESS                                  ORGANIZED

PPI Corporation                           Indiana Avenue & Brighton Park                 New Jersey
                                          9th Floor
                                          Atlantic City, New Jersey  08401

PPI Funding Corp.                         Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401

Pratt Casino Corporation                  Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401

PCPI Funding Corp.                        Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401

GB Holdings, Inc.                         Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401

Greate Bay Hotel and Casino, Inc.         136 S. Kentucky Avenue                         New Jersey
                                          Atlantic City, New Jersey  08401

GB Property Funding Corp.                 Indiana Avenue & Brighton Park                 New Jersey
                                          9th Floor
                                          Atlantic City, New Jersey  08401

Pratt-Hollywood, Inc.                     Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401

BPHC Acquisition, Inc.                    136 S. Kentucky Avenue                         New Jersey
                                          Atlantic City, New Jersey  08401

Advanced Casino Systems                   Indiana Avenue & Brighton Park                 Delaware
 Corporation                              9th Floor
                                          Atlantic City, New Jersey  08401

BPHC Parking Corp.                        136 S. Kentucky Avenue                         New Jersey
                                          Atlantic City, New Jersey 08401
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                 SUBSIDIARIES OF GREATE BAY CASINO CORPORATION

                                                                                        STATE
          NAME                                     ADDRESS                             ORGANIZED

Pratt Hotel Management                    Indiana Avenue & Brighton Park                 Texas
  Corporation                             9th Floor
                                          Atlantic City, New Jersey  08401

Pratt Hotel Funding, Inc.                 Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401

PCVI, Inc.                                Indiana Avenue & Brighton Park                 Texas
                                          9th Floor
                                          Atlantic City, New Jersey  08401

SJPR Management, Inc.                     Indiana Avenue & Brighton Park                 Texas
                                          9th Floor
                                          Atlantic City, New Jersey  08401

SJPR, Inc.                                Indiana Avenue & Brighton Park                 Texas
                                          9th Floor
                                          Atlantic City, New Jersey  08401

PRT Funding Corp.                         Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401

New Jersey Management, Inc.               Indiana Avenue & Brighton Park                 New Jersey
                                          9th Floor
                                          Atlantic City, New Jersey  08401

PHC Acquisition Corp.                     Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401

PHC Holdings, Inc.                        Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401

PHC Properties, Inc.                      Indiana Avenue & Brighton Park                 Delaware
                                          9th Floor
                                          Atlantic City, New Jersey  08401
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